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                                                                  EXHIBIT 10.8.2



                     AMENDMENT TWO TO AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT

        This AMENDMENT TWO TO AMENDED AND RESTATED MANAGEMENT AGREEMENT ("Amendment") is made as of March 30, 2001 by and between IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership ("Owner") and IRVINE APARTMENT MANAGEMENT COMPANY, a California general partnership ("Manager").

                                    RECITALS

        A. Owner and Manager entered into the Amended and Restated Management Agreement dated as of January 1, 2000 (the "Management Agreement") to provide for the leasing, management and operation of the Projects (as defined therein) by Manager for the benefit of Owner.

        B. Owner and Manager have agreed to extend the term of the Management Agreement on the same terms and conditions and therefore wish to amend the Management Agreement.

                                    AGREEMENT

        NOW, THEREFORE, Owner and Manager hereby amend the Management Agreement as follows:

        1. Article II, Term of Agreement, is hereby deleted in its entirety and the following is substituted therefor:

               "The term (the "TERM") of this Agreement shall commence on January 1, 2000 (the "COMMENCEMENT DATE") and shall continue until terminated as provided in Article III, below.

        2. Article III, Termination, is hereby amended to add the following provision:

               "3.6   TERMINATION WITH NOTICE WITHOUT CAUSE

               In addition to the termination rights of Owner set out in SECTIONS 3.1, 3.2 AND 3.3 above, either party hereto may terminate this Agreement without cause by written notice of such termination to the other party. Any termination pursuant to this
               SECTION 3.6 shall be effective upon the expiration of thirty (30) days following the giving of such notice and shall be subject to the provisions of SECTIONS 3.4 AND 3.5 above.

        2. All other terms and provisions of the Management Agreement shall remain unchanged and in full force and effect.

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        IN WITNESS WHEREOF, Owner and Manager have executed this Amendment as of the day first above written.


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
MANAGER:                                          OWNER:

IRVINE APARTMENT MANAGEMENT COMPANY, a            IRVINE APARTMENT COMMUNITIES, L.P., a
California general partnership                    Delaware limited partnership

By: APARTMENT MANAGEMENT COMPANY, LLC, a          By: IRVINE APARTMENT COMMUNITIES LLC, a
    Delaware limited liability company, its           Delaware limited liability company, its
    general partner                                   general partner

    By: IRVINE APARTMENT COMMUNITIES, L.P., a         By:
        Delaware limited partnership, its sole            -----------------------------------
        member                                            Max L. Gardner
                                                          President

        By: IRVINE APARTMENT COMMUNITIES LLC, a       By:
           Delaware limited liability company,            -----------------------------------
           its general partner                            Leslie A. Corea
                                                          Vice President & Controller
           By:
               -------------------------------
               Max L. Gardner
               President

           By:
               -------------------------------
               Leslie A. Corea
               Vice President & Controller
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